AAM/HIMCO Global Enhanced Dividend Fund

Class A: HGDAX

Class C: HGDCX

Class I: HGDIX

A series of Investment Managers Series Trust

Supplement dated June 25, 2019, to the

Prospectus and Statement of Additional Information (“SAI”), each dated November 1, 2018, as supplemented.

Effective July 1, 2019 (the “Effective Date”), Advisors Asset Management, Inc. (the “Advisor”), the investment advisor to the AAM/HIMCO Global Enhanced Dividend Fund (the “Fund”), has voluntarily agreed to waive the annual advisory fee it receives from the Fund for the first $50 million in net assets. Accordingly, as of the Effective Date, the following text supplements “The Investment Advisor and Sub-Advisor” section beginning on page 14 of the Prospectus and the “Fund Expenses” section beginning on pages 15 of the Prospectus and B-25 of the SAI:

Effective July 1, 2019, the Advisor has agreed to voluntarily waive its advisory fees on the first $50 million of the Fund’s net assets. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary reduction.

Please retain this Supplement with your records.